Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Nine Months Ended September 30,
(In Millions, Except Per Share Amounts)	2015	2014
REVENUES:
Timber	$548	$563
Real Estate	263	169
Manufacturing	271	275
Energy and Natural Resources	24	26
Other	16	15
Total Revenues	1,122	1,048

COSTS AND EXPENSES:
Cost of Goods Sold:
Timber	405	407
Real Estate	144	75
Manufacturing	236	241
Energy and Natural Resources	8	8
Other	14	14
Total Cost of Goods Sold	807	745
Selling, General and Administrative	100	82
Total Costs and Expenses	907	827

Other Operating Income (Expense), net	6	9

Operating Income	221	230

Earnings from Unconsolidated Entities	66	44

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	81	81
Interest Expense (Note Payable to Timberland Venture)	43	43
Total Interest Expense, net	124	124

Income before Income Taxes	163	150

Provision (Benefit) for Income Taxes	—	4

Net Income	$163	$146

PER SHARE AMOUNTS:

Net Income per Share – Basic	$0.93	$0.82
Net Income per Share – Diluted	$0.93	$0.82

Weighted-Average Number of Shares Outstanding
– Basic	175.2	177.0
– Diluted	175.5	177.3

SUPPLEMENTAL INCOME STATEMENT INFORMATION:
Equity Earnings from Timberland Venture	$59	$48
Equity Earnings (Loss) from Real Estate Development Ventures	7	(4)
Earnings from Unconsolidated Entities	$66	$44

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Quarter Ended September 30,
(In Millions, Except Per Share Amounts)	2015	2014
REVENUES:
Timber	$186	$200
Real Estate	129	69
Manufacturing	85	91
Energy and Natural Resources	8	8
Other	6	7
Total Revenues	414	375

COSTS AND EXPENSES:
Cost of Goods Sold:
Timber	139	144
Real Estate	43	35
Manufacturing	76	78
Energy and Natural Resources	3	3
Other	4	6
Total Cost of Goods Sold	265	266
Selling, General and Administrative	35	23
Total Costs and Expenses	300	289

Other Operating Income (Expense), net	1	5

Operating Income	115	91

Earnings from Unconsolidated Entities	25	15

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	27	27
Interest Expense (Note Payable to Timberland Venture)	14	14
Total Interest Expense, net	41	41

Income before Income Taxes	99	65

Provision (Benefit) for Income Taxes	(1)	4

Net Income	$100	$61

PER SHARE AMOUNTS:

Net Income per Share – Basic	$0.58	$0.34
Net Income per Share – Diluted	$0.58	$0.34

Weighted-Average Number of Shares Outstanding
– Basic	174.3	176.8
– Diluted	174.6	177.1

SUPPLEMENTAL INCOME STATEMENT INFORMATION:
Equity Earnings from Timberland Venture	$19	$16
Equity Earnings (Loss) from Real Estate Development Ventures	6	(1)
Earnings from Unconsolidated Entities	$25	$15

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

(In Millions, Except Per Share Amounts)	September 30, 2015	December 31, 2014
ASSETS
Current Assets:
Cash and Cash Equivalents	$81	$92
Accounts Receivable	43	38
Inventories	59	61
Deferred Tax Asset	6	6
Assets Held for Sale	39	98
Other Current Assets	16	15
	244	310

Timber and Timberlands, net	3,924	4,009
Minerals and Mineral Rights, net	283	289
Property, Plant and Equipment, net	113	120
Equity Investment in Timberland Venture	217	217
Equity Investment in Real Estate Development Ventures	107	126
Deferred Tax Asset	28	23
Investment in Grantor Trusts (at Fair Value)	45	48
Other Assets	43	45
Total Assets	$5,004	$5,187

LIABILITIES
Current Liabilities:
Current Portion of Long-Term Debt	$439	$439
Line of Credit	42	95
Accounts Payable	36	27
Interest Payable	32	22
Wages Payable	21	31
Taxes Payable	17	10
Deferred Revenue	30	23
Other Current Liabilities	16	10
	633	657

Long-Term Debt	1,976	1,976
Note Payable to Timberland Venture	783	783
Other Liabilities	106	100
Total Liabilities	3,498	3,516

Commitments and Contingencies

STOCKHOLDERS’ EQUITY
Preferred Stock, $0.01 Par Value, Authorized Shares – 75.0, Outstanding – None	—	—
Common Stock, $0.01 Par Value, Authorized Shares – 300.6, Outstanding (net of Treasury Stock) – 173.6 at September 30, 2015 and 175.9 at December 31, 2014	2	2
Additional Paid-In Capital	2,963	2,955
Retained Earnings (Accumulated Deficit)	(340)	(271)
Treasury Stock, at Cost, Common Shares – 30.8 at September 30, 2015 and 28.3 at December 31, 2014	(1,094)	(992)
Accumulated Other Comprehensive Income (Loss)	(25)	(23)
Total Stockholders’ Equity	1,506	1,671
Total Liabilities and Stockholders’ Equity	$5,004	$5,187

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Nine Months Ended September 30,
(In Millions)	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$163	$146
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization (Includes $2 MDF Fire Impairment Loss in 2014)	99	101
Basis of Real Estate Sold	131	60
Earnings from Unconsolidated Entities	(66)	(44)
Distributions from Timberland Venture	59	57
Distributions from Real Estate Development Ventures	7	—
Deferred Income Taxes	(5)	2
Working Capital Changes	25	3
Other	9	(3)
Net Cash Provided By (Used In) Operating Activities	422	322

CASH FLOWS FROM INVESTING ACTIVITIES
Capital Expenditures, Excluding Timberland Acquisitions (Includes $9 MDF Fire Replacement Capital in 2014)	(61)	(65)
Timberlands Acquired	(7)	—
Contributions to Real Estate Development Ventures	(5)	(9)
Distributions from Real Estate Development Ventures	24	5
Insurance Recoveries (Property Damage)	2	3
Sales/(Purchases) of Marketable Securities, net	1	—
Other	(1)	—
Net Cash Provided By (Used In) Investing Activities	(47)	(66)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends	(232)	(234)
Borrowings on Line of Credit	374	985
Repayments on Line of Credit	(427)	(1,300)
Proceeds from Stock Option Exercises	1	2
Acquisition of Treasury Stock	(102)	(52)
Net Cash Provided By (Used In) Financing Activities	(386)	(599)

Increase (Decrease) In Cash and Cash Equivalents	(11)	(343)
Cash and Cash Equivalents:
Beginning of Period	92	433

End of Period	$81	$90

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Quarter Ended September 30,
(In Millions)	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$100	$61
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization	34	35
Basis of Real Estate Sold	39	29
Earnings from Unconsolidated Entities	(25)	(15)
Distributions from Timberland Venture	29	29
Distributions from Real Estate Development Ventures	6	—
Deferred Income Taxes	(3)	2
Working Capital Changes	10	(4)
Other	5	(4)
Net Cash Provided By (Used In) Operating Activities	195	133

CASH FLOWS FROM INVESTING ACTIVITIES
Capital Expenditures, Excluding Timberland Acquisitions (Includes $5 MDF Fire Replacement Capital in 2014)	(23)	(25)
Timberlands Acquired	—	—
Contributions to Real Estate Development Ventures	(3)	(5)
Distributions from Real Estate Development Ventures	22	4
Insurance Recoveries (Property Damage)	1	3
Other	(1)	—
Net Cash Provided By (Used In) Investing Activities	(4)	(23)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends	(77)	(78)
Borrowings on Line of Credit	158	237
Repayments on Line of Credit	(224)	(237)
Proceeds from Stock Option Exercises	—	1
Acquisition of Treasury Stock	(50)	(50)
Net Cash Provided By (Used In) Financing Activities	(193)	(127)

Increase (Decrease) In Cash and Cash Equivalents	(2)	(17)
Cash and Cash Equivalents:
Beginning of Period	83	107

End of Period	$81	$90

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
SEGMENT DATA
(UNAUDITED)

	Nine Months Ended September 30,
(In Millions)	2015	2014
Revenues:
Northern Resources	$172	$198
Southern Resources	393	386
Real Estate	263	169
Manufacturing	271	275
Energy and Natural Resources	24	26
Other	16	15
Eliminations	(17)	(21)
Total Revenues	$1,122	$1,048

Operating Income (Loss):
Northern Resources	$22	$34
Southern Resources	96	99
Real Estate	114	91
Manufacturing (A)	31	35
Energy and Natural Resources	15	18
Other (B)	7	(5)
Other Costs and Eliminations, net	(57)	(46)
Total Operating Income	$228	$226

Adjusted EBITDA by Segment: (C)
Northern Resources	$42	$55
Southern Resources	158	158
Real Estate	245	152
Manufacturing	39	47
Energy and Natural Resources	22	24
Other	22	(2)
Other Costs and Eliminations, net	(56)	(45)
Total	$472	$389

(A)
During the second quarter of 2014, we experienced a fire at our MDF facility and recorded a $2 million loss representing the net book value of the building and equipment damaged or destroyed by the fire. For the nine-month periods ended September 30, 2015 and September 30, 2014, we recorded gains related to insurance recoveries of $3 million and $9 million, respectively. Insurance recoveries were received for costs incurred to rebuild or replace the damaged building and equipment and for business interruption costs. Both the building and equipment loss and the insurance recoveries are reported as Other Operating Gain (Loss) in our Manufacturing Segment and are included in Other Operating Income (Expense), net in the Consolidated Statements of Income.

(B)
For segment reporting, Equity Earnings (Loss) from Real Estate Development Ventures is included in Operating Income (Loss) for the Other Segment. Equity earnings of $7 million and an equity loss of $4 million were recorded for the nine-month periods ended September 30, 2015 and September 30, 2014, respectively.

(C)	Refer to the separate schedule, "Segment Data - Adjusted EBITDA" for reconciliations of Adjusted EBITDA to operating income and net cash provided by operating activities.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
SEGMENT DATA
(UNAUDITED)

	Quarter Ended September 30,
(In Millions)	2015	2014
Revenues:
Northern Resources	$55	$71
Southern Resources	136	136
Real Estate	129	69
Manufacturing	85	91
Energy and Natural Resources	8	8
Other	6	7
Eliminations	(5)	(7)
Total Revenues	$414	$375

Operating Income (Loss):
Northern Resources	$6	$13
Southern Resources	33	35
Real Estate	84	34
Manufacturing (A)	8	16
Energy and Natural Resources	5	6
Other (B)	6	(1)
Other Costs and Eliminations, net	(21)	(13)
Total Operating Income	$121	$90

Adjusted EBITDA by Segment: (C)
Northern Resources	$13	$20
Southern Resources	54	57
Real Estate	123	64
Manufacturing	11	19
Energy and Natural Resources	8	8
Other	15	1
Other Costs and Eliminations, net	(21)	(13)
Total	$203	$156

(A)
During the second quarter of 2014, we experienced a fire at our MDF facility and recorded a $2 million loss representing the net book value of the building and equipment damaged or destroyed by the fire. For the quarterly periods ended September 30, 2015 and September 30, 2014, we recorded gains related to insurance recoveries of $1 million and $5 million, respectively. Insurance recoveries were received for costs incurred to rebuild or replace the damaged building and equipment and for business interruption costs. Both the building and equipment loss and the insurance recoveries are reported as Other Operating Gain (Loss) in our Manufacturing Segment and are included in Other Operating Income (Expense), net in the Consolidated Statements of Income.

(B) For segment reporting, Equity Earnings (Loss) from Real Estate Development Ventures is included in Operating Income (Loss) for the Other Segment. Equity earnings of $6 million and an equity loss of $1 million were recorded for the quarterly periods ended September 30, 2015 and September 30, 2014, respectively.

(C) Refer to the separate schedule, "Segment Data - Adjusted EBITDA" for reconciliations of Adjusted EBITDA to operating income and net cash provided by operating activities.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
SELECTED OPERATING STATISTICS
(UNAUDITED)

		2015
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$23	$22	$22		$22
Pulpwood	$/Ton Stumpage	$13	$13	$13		$13
Northern Resources
Sawlog	$/Ton Delivered	$86	$79	$82		$83
Pulpwood	$/Ton Delivered	$48	$47	$50		$48

Lumber (1)	$/MBF	$534	$422	$398		$459
Plywood (1)	$/MSF	$504	$520	$512		$511
Fiberboard (1)	$/MSF	$687	$685	$677		$683

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,527	1,499	1,596		4,622
Pulpwood	1,000 Tons	2,095	2,270	2,376		6,741
Total Harvest		3,622	3,769	3,972	—	11,363
Northern Resources
Sawlog	1,000 Tons	570	434	429		1,433
Pulpwood	1,000 Tons	460	306	429		1,195
Total Harvest		1,030	740	858	—	2,628

Lumber	MBF	36,083	30,510	27,862		94,455
Plywood	MSF	47,530	45,265	45,532		138,327
Fiberboard	MSF	54,053	59,374	56,713		170,140

		2014
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$22	$22	$22	$23	$22
Pulpwood	$/Ton Stumpage	$12	$12	$12	$13	$12
Northern Resources
Sawlog	$/Ton Delivered	$86	$83	$86	$86	$85
Pulpwood	$/Ton Delivered	$43	$41	$46	$45	$44

Lumber (1)	$/MBF	$573	$594	$579	$556	$576
Plywood (1)	$/MSF	$451	$468	$498	$507	$483
Fiberboard (1)	$/MSF	$678	$675	$677	$673	$676

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,550	1,619	1,644	1,657	6,470
Pulpwood	1,000 Tons	2,054	2,159	2,395	2,675	9,283
Total Harvest		3,604	3,778	4,039	4,332	15,753
Northern Resources
Sawlog	1,000 Tons	667	499	595	549	2,310
Pulpwood	1,000 Tons	470	248	430	427	1,575
Total Harvest		1,137	747	1,025	976	3,885

Lumber	MBF	37,703	39,697	40,445	36,020	153,865
Plywood	MSF	39,188	37,620	46,693	43,323	166,824
Fiberboard	MSF	50,681	54,831	48,810	49,704	204,026

(1) Represents prices at mill level.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
LAND SALE STATISTICS
(UNAUDITED)

	2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	2,060	1,515	1,060		4,635
Large Non-strategic (1)	—	—	97,715		97,715
Conservation (2)	121,160	6,610	—		127,770
HBU/Recreation	8,010	8,005	3,735		19,750
Development Properties	—	—	—		—
Conservation Easements	n/a	n/a	n/a		n/a
	131,230	16,130	102,510	—	249,870
Price per Acre
Small Non-strategic	$1,335	$955	$650		$1,055
Large Non-strategic	$—	$—	$1,230		$1,230
Conservation	$728	$860	$—		$735
HBU/Recreation	$2,210	$2,255	$2,015		$2,190
Development Properties	$—	$—	$—		$—
Conservation Easements	$—	$—	$—		$—

Revenue, ($ millions)
Small Non-strategic	$3	$1	$1		$5
Large Non-strategic	$—	$—	$120		$120
Conservation	$88	$6	$—		$94
HBU/Recreation	$18	$18	$8		$44
Development Properties	$—	$—	$—		$—
Conservation Easements	$—	$—	$—		$—
	$109	$25	$129	$—	$263

Basis of Real Estate Sold (3)	$83	$9	$39		$131
	2014
	1st Qtr	2nd Qtr (4)	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	3,035	23,640	3,245	545	30,465
Large Non-strategic (1)	—	—	—	22,920	22,920
Conservation (2)	3,415	11,875	2,455	48,270	66,015
HBU/Recreation	4,125	31,530	25,775	3,185	64,615
Development Properties	—	—	—	—	—
Conservation Easements	n/a	n/a	n/a	n/a	n/a
	10,575	67,045	31,475	74,920	184,015
Price per Acre
Small Non-strategic	$1,325	$790	$1,030	$1,300	$880
Large Non-strategic	$—	$—	$—	$2,845	$2,845
Conservation	$1,685	$635	$1,230	$950	$945
HBU/Recreation	$2,200	$1,485	$2,445	$2,545	$1,965
Development Properties	$—	$—	$—	$—	$—
Conservation Easements	$340	$300	$—	$—	$320

Revenue, ($ millions)
Small Non-strategic	$4	$19	$3	$1	$27
Large Non-strategic	$—	$—	$—	$65	$65
Conservation	$6	$8	$3	$46	$63
HBU/Recreation	$9	$46	$63	$8	$126
Development Properties	$—	$—	$—	$—	$—
Conservation Easements	$4	$4	$—	$—	$8
	$23	$77	$69	$120	$289

Basis of Real Estate Sold (3)	$6	$25	$29	$69	$129

Exhibit 99.2

Plum Creek Timber Company, Inc.
Notes to Land Sale Statistics
(Unaudited)

(1)
During the third quarter of 2015, the company sold 97,715 acres of Large Non-strategic lands located in Florida for $120 million. During the fourth quarter of 2014, the company sold 15,185 acres of Large Non-strategic lands located in Alabama for $36.2 million and 7,735 acres of Large Non-strategic lands located in Oregon for $29.0 million.

(2)	During the first quarter of 2015, the company sold 117,400 acres in Montana for $85.1 million. During the fourth quarter of 2014, the company sold 47,800 acres in Washington for $45.6 million.

(3)
Includes $37.1 million in the third quarter of 2015 for a 97,715 acre sale located in Florida and $71.8 million in the first quarter of 2015 for a 117,400 acre sale located in Montana. Also includes $50 million in the fourth quarter of 2014 for a 47,800 acre sale located in Washington, $4 million in the fourth quarter of 2014 for a 7,735 acre sale located in Oregon and $11.5 million in the fourth quarter of 2014 for a 15,185 Large Non-strategic sale located in Alabama. Includes $12 million in the second quarter of 2014 for a 49,400 acre sale located in Wisconsin.

(4) During the second quarter of 2014, the company sold approximately 49,400 acres in Wisconsin for $45.3 million. The transaction consisted of approximately 22,400 acres of HBU/Recreation property with an estimated value of $28.7 million, approximately 17,000 acres of Small Non-strategic property with an estimated value of $11.6 million, and approximately 10,000 acres of Conservation property with an estimated value of $5.0 million.

Exhibit 99.2

Plum Creek Timber Company, Inc.
Segment Data - Adjusted EBITDA
Reconciliation of Operating Income and Net Cash
Provided by Operating Activities
(Unaudited)

We define Adjusted EBITDA as earnings from continuing operations, excluding Equity Earnings from the Timberland Venture, and before interest expense (including any gains or losses from extinguishment of debt), taxes, depreciation, depletion, amortization, and basis in real estate sold. In addition to including Equity Earnings or Loss from Real Estate Development Ventures in Adjusted EBITDA, we also include, as an add back to Operating Income for the Other Segment, our proportional share of depreciation, depletion, amortization, and basis in real estate sold from this equity method investment. Adjusted EBITDA is not considered a measure of financial performance under U.S. generally accepted accounting principles (U.S. GAAP) and the items excluded from Adjusted EBITDA are significant components of our consolidated financial statements.

We present Adjusted EBITDA as a supplemental performance measure because we believe it facilitates operating performance comparisons from period to period, and each business segment’s contribution to that performance, by eliminating non-cash charges to earnings, which can vary significantly by business segment. These non-cash charges include timber depletion, depreciation of fixed assets and the basis in real estate sold. We also use Adjusted EBITDA as a supplemental liquidity measure because we believe it is useful in measuring our ability to generate cash. In addition, we believe Adjusted EBITDA is commonly used by investors, lenders and rating agencies to assess our financial performance.

A reconciliation of Adjusted EBITDA to net income and net cash from operating activities, the most directly comparable U.S. GAAP performance and liquidity measures, is provided in the following schedules:

	Nine Months Ended September 30, 2015

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment (1)
Northern Resources	$22	$20	$—	$42
Southern Resources	96	62	—	158
Real Estate	114	—	131	245
Manufacturing	31	8	—	39
Energy and Natural Resources	15	7	—	22
Other	7	1	14	22
Other Costs and Eliminations	(60)	1	—	(59)
Other Unallocated Operating Income (Expense), net	3	—	—	3
Total	$228	$99	$145	$472

Reconciliation to Net Income (2)
Equity Earnings from Timberland Venture	59
Interest Expense	(124)
(Provision) Benefit for Income Taxes	—
Net Income	$163

Reconciliation to Net Cash Provided By Operating Activities (1)
Net Cash Flows from Operations				$422
Interest Expense				124
Amortization of Debt Costs				(1)
Provision (Benefit) for Income Taxes				—
Distributions from Timberland Venture				(59)
Distributions from Real Estate Development Ventures				(7)
Equity Earnings, Depletion, Amortization, and Basis of Real Estate Sold from Real Estate Development Ventures				22
Deferred Income Taxes				5
Gain on Sale of Properties and Other Assets				—
Timber Deed Acquired				—
Pension Plan Contributions				—
Working Capital Changes				(25)
Other				(9)
Adjusted EBITDA				$472

(1) Includes Equity Earnings from Real Estate Development Ventures ($7 million) in Operating Income for the Other Segment, along with our proportional share of depreciation, depletion, amortization ($1 million), and basis in real estate sold ($14 million) from this equity method investment.
(2) Includes reconciling items not allocated to segments for financial reporting purposes.

Exhibit 99.2

	Nine Months Ended September 30, 2014

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment (1)
Northern Resources	$34	$21	$—	$55
Southern Resources	99	59	—	158
Real Estate	91	1	60	152
Manufacturing	35	12	—	47
Energy and Natural Resources	18	6	—	24
Other	(5)	1	2	(2)
Other Costs and Eliminations	(48)	1	—	(47)
Other Unallocated Operating Income (Expense), net	2	—	—	2
Total	$226	$101	$62	$389

Reconciliation to Net Income (2)
Equity Earnings from Timberland Venture	48
Interest Expense	(124)
(Provision) Benefit for Income Taxes	(4)
Net Income	$146

Reconciliation to Net Cash Provided By Operating Activities (1)
Net Cash Flows from Operations				$322
Interest Expense				124
Amortization of Debt Costs				(1)
Provision (Benefit) for Income Taxes				4
Distributions from Timberland Venture				(57)
Distributions from Real Estate Development Ventures				—
Equity Earnings, Depletion, Amortization and Basis of Real Estate Sold from Real Estate Development Ventures				(1)
Deferred Income Taxes				(2)
Gain on Sale of Properties and Other Assets				—
Timber Deed Acquired				—
Pension Plan Contributions				—
Working Capital Changes				(3)
Other				3
Adjusted EBITDA				$389

(1) Includes Equity Loss from Real Estate Development Ventures ($4 million) in Operating Income for the Other Segment, along with our proportional share of depreciation, depletion, amortization ($1 million), and basis in real estate sold ($2 million) from this equity method investment.
(2) Includes reconciling items not allocated to segments for financial reporting purposes.

Exhibit 99.2

	Quarter Ended September 30, 2015

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment (1)
Northern Resources	$6	$7	$—	$13
Southern Resources	33	21	—	54
Real Estate	84	—	39	123
Manufacturing	8	3	—	11
Energy and Natural Resources	5	3	—	8
Other	6	1	8	15
Other Costs and Eliminations	(21)	—	—	(21)
Other Unallocated Operating Income (Expense), net	—	—	—	—
Total	$121	$35	$47	$203

Reconciliation to Net Income (2)
Equity Earnings from Timberland Venture	19
Interest Expense	(41)
(Provision) Benefit for Income Taxes	1
Net Income	$100

Reconciliation to Net Cash Provided By Operating Activities (1)
Net Cash Flows from Operations				$195
Interest Expense				41
Amortization of Debt Costs				—
Provision (Benefit) for Income Taxes				(1)
Distributions from Timberland Venture				(29)
Distributions from Real Estate Development Ventures				(6)
Equity Earnings, Depletion, Amortization, and Basis of Real Estate Sold from Real Estate Development Ventures				15
Deferred Income Taxes				3
Gain on Sale of Properties and Other Assets				—
Timber Deed Acquired				—
Pension Plan Contributions				—
Working Capital Changes				(10)
Other				(5)
Adjusted EBITDA				$203

(1) Includes Equity Earnings from Real Estate Development Ventures ($6 million) in Operating Income for the Other Segment, along with our proportional share of depreciation, depletion, amortization ($1 million), and basis in real estate sold ($8 million) from this equity method investment.
(2) Includes reconciling items not allocated to segments for financial reporting purposes.

Exhibit 99.2

	Quarter Ended September 30, 2014

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment (1)
Northern Resources	$13	$7	$—	$20
Southern Resources	35	22	—	57
Real Estate	34	1	29	64
Manufacturing	16	3	—	19
Energy and Natural Resources	6	2	—	8
Other	(1)	—	2	1
Other Costs and Eliminations	(13)	—	—	(13)
Other Unallocated Operating Income (Expense), net	—	—	—	—
Total	$90	$35	$31	$156

Reconciliation to Net Income (2)
Equity Earnings from Timberland Venture	16
Interest Expense	(41)
(Provision) Benefit for Income Taxes	(4)
Net Income	$61

Reconciliation to Net Cash Provided By Operating Activities (1)
Net Cash Flows from Operations				$133
Interest Expense				41
Amortization of Debt Costs				—
Provision (Benefit) for Income Taxes				4
Distributions from Timberland Venture				(29)
Distributions from Real Estate Development Ventures				—
Equity Earnings, Depletion, Amortization, and Basis of Real Estate Sold from Real Estate Development Ventures				1
Deferred Income Taxes				(2)
Gain on Sale of Properties and Other Assets				—
Timber Deed Acquired				—
Pension Plan Contributions				—
Working Capital Changes				4
Other				4
Adjusted EBITDA				$156

(1) Includes Equity Loss from Real Estate Development Ventures ($1 million) in Operating Income for the Other Segment, along with our proportional share of depreciation, depletion, amortization ($0), and basis in real estate sold ($2 million) from this equity method investment.
(2) Includes reconciling items not allocated to segments for financial reporting purposes.